As filed with the Securities and Exchange Commission on 12/01/2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08977

Savos Investments Trust

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick R. Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2015

Date of reporting period: October 1, 2014, through September 30, 2015

Item 1. Reports to Stockholders.

SAVOS DYNAMIC

HEDGING FUND

(formerly, Contra Fund)

ANNUAL REPORT  |  SEPTEMBER 30, 2015

Savos Investments Trust

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

WHAT’S INSIDE

LETTER FROM THE PRESIDENT

Savos Dynamic Hedging Fund (formerly known as the Contra Fund) Report for the One-Year Period Ended September 30, 2015

Enclosed is the annual report for the Savos Dynamic Hedging Fund (the “Fund”) for the one-year period ended September 30, 2015. This letter reviews the investment objective, strategy and performance of the Fund.

From October 1, 2014 through July 9, 2015, the Fund operated as the Contra Fund. As noted in the prospectus, on July 10, 2015, the Fund changed its name (to Savos Dynamic Hedging Fund) and investment strategy (to a more tactical approach). Unlike the Savos Dynamic Hedging Fund, the Contra Fund did not use a tactical strategy. Instead, Contra Fund provided “continuous protection” in both up and down markets by purchasing put options to protect the equity positions of Savos clients.

Because of the change in the Fund’s investment strategy described above, we anticipate the Savos Dynamic Hedging Fund’s performance going forward will be quite different than the performance of the Fund prior to July 10, 2015.

Savos Dynamic Hedging Fund Objective and Strategy

The Fund seeks to partially offset extreme declines in the equity markets while also seeking to provide positive total returns in rising markets. The Fund is intended for use by asset managers, including Savos Investments (“Savos”), to provide some measure of downside protection in the event that client assets, which are sensitive to movements in the equity markets, are exposed to a potentially significant loss of value as a result of a severe and sustained decline in the broad-based equity market. During periods of rising equity markets, the Fund seeks to participate in that market rise, net of the cost of any risk management protection.

During normal market conditions, the Fund invests primarily in equity securities that broadly represent the US equity market (including common stocks of companies of any size capitalization and exchange-traded funds (“ETFs”) related to equity investments); derivative instruments related to the US equity market (futures contracts, options and swaps on US equity indexes and equity-related indexes such as the CBOE® Volatility Index® (“VIX Index®”); and fixed-income securities (including money market and other short-term or variable-rate, high quality securities and related ETFs). The Fund will invest in fixed-income securities that are investment grade (i.e., rated within one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or determined to be of comparable quality by Savos if the security is unrated). The fixed-income securities in which the Fund invests may have maturities of any length. Savos will use one or more quantitative, rules-based methodologies to determine when to alter the Fund’s exposure to the US equity markets. These

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methodologies use statistical analyses of indicators related to securities or indexes and the price of derivatives on securities or indexes. The methodologies will not rely primarily on fundamental valuation ratios such as price-to-earnings. When Savos’ quantitative models indicate the increased likelihood of a significant downturn in US equity markets, the Fund will reduce its exposure to US equity markets and/or invest in instruments that provide short exposure to the US equity markets. The Fund will obtain short exposure to US equity markets through the use of derivative instruments such as futures contracts, options and/or swaps or through the purchase of ETFs that Savos believes may effectively hedge equity investments.

Such changes in the Fund’s equity market exposure are expected to lag changes in the market, and there is no guarantee that Savos’ models will accurately indicate future market movements. Additionally, while the Fund’s decreased exposure to equity investments may reduce the Fund’s potential for loss, it also will reduce its potential for gain. For these reasons, the Fund is intended to be used by long-term investors. The Fund is not a complete investment program and is intended to be used as a component of a broader investment allocation.

Market Overview

US equities struggled during the third quarter, and the S&P 500® Index returned -0.6% for the one-year period ended September 30, 2015. The Dow Jones Industrial Average (DJIA) also had less-than-stellar performance, returning -2.1% for the one-year period ended September 30, 2015. US small cap equities, as measured by the Russell 2000® Index, fared slightly better, returning 1.3% for the same period.

Fund Performance and Overview

For the year ended September 30, 2015, the Fund’s performance was -99.4%, while the S&P 500 returned -0.6%. The Fund changed its investment strategy on July 10, 2015, and this performance is mostly attributable to the Fund’s previous investment strategy.

During the period from July 10, 2015 to September 30, 2015, the Fund’s performance was -7.8%. The S&P 500 returned -7.1% over the same period.

During this period, Savos managed the Fund’s portfolio using a statistical analysis of indicators. These indicators are related to securities or indexes and the price of derivatives on securities or indexes. The indicators are used to pursue the Fund’s objective of partially offsetting extreme declines in the equity markets while also seeking to provide positive total returns in rising markets.

During any period, allocations to the Fund will vary considerably, and therefore, the actual impact of the Fund on your account may also vary considerably.

Based on its current structure, we anticipate that the value of the Fund should closely track the S&P 500 during normal conditions in the broad equity markets; when conditions suggest a significant and persistent downturn in the equity markets, the Fund’s

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performance should become more positive as the equity markets turn increasingly negative.

Thank you for your investment in the Savos Dynamic Hedging Fund. We appreciate the opportunity to continue serving your investment needs.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President, Savos Dynamic Hedging Fund

Important Information

Savos Investments is a division of AssetMark, Inc. AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission. PRINCIPAL UNDERWRITER SAVOS DYNAMIC HEDGING FUND: AssetMark Brokerage™, LLC, member FINRA, is an affiliate of AssetMark, Inc. and shares its address. ©2015 AssetMark, Inc. All rights reserved.

Mutual funds are sold by prospectus. The prospectus contains information on the investment objectives, risk factors, fees and charges as well as other important information about the product and investment company that should be carefully read and considered before investing. You can obtain a prospectus by contacting your registered representative.

The AssetMark platform provides fee-based investment advisory programs. For more complete information about the various investment solutions available and the fees associated with them, please refer to the Disclosure Brochure.

Past performance is no guarantee of future results. For the S&P 500® Index, Dow Jones Industrial Average and Russell 2000® Index, the closing values of their total return index results for the end of each quarter are used as the basis of performance calculation.

All index returns are sourced from Morningstar. It is not possible to invest directly in an index.

Index Definitions

Dow Jones Industrial Average is an unmanaged index composed of 30 common stocks.

Chicago Board Options Exchange (CBOE) Volatility Index (VIX) widely referred to as the “investor fear gauge,” the VIX is commonly used as a measure of investor sentiment and market risk. The VIX is a forward-looking measure of near-term volatility and is constructed using the implied volatilities of a wide range of S&P 500 stock index options, calculated from both calls and puts.

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Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, and represents approximately 10% of the total market capitalization of the Russell 3000® Index.

S&P 500® Index is a market-capitalization-weighted index of 500 widely held common stocks.

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Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money. The prospectus is available upon request, without charge, by calling 1-888-278-5809.

FX2015-1102-0317/E

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Fund at a Glance (unaudited)

Investment Breakdown*

September 30, 2015

*	As a percentage of total investments. Please note that Fund holdings are subject to change.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2015, and held for the six months ended September 30, 2015.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(2)
Savos Dynamic Hedging Fund	$1,000.00	$207.70	1.50%	$4.54
(1)	For the six months ended September 30, 2015.

(2)	Expenses (net of waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(2)
Savos Dynamic Hedging Fund	$1,000.00	$1,017.50	1.50%	$7.59
(1)	For the six months ended September 30, 2015.

(2)	Expenses (net of waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Fund Performance (unaudited)

Comparison of the Change in Value of a $10,000 investment in the

Savos Dynamic Hedging Fund vs. S&P 500® Index

Savos Dynamic Hedging Fund Average Annual Total Returns* September 30, 2015
	1 Year	5 Years	10 Years
Savos Dynamic Hedging Fund**	-99.43%	-99.76%	-99.40%
S&P 500® Index	-0.61%	13.34%	6.80%

In July 2015, the Fund changed its investment strategy from hedge-focused (experiencing substantial losses in the absence of severe and sustained market declines) to dynamic (switching between market exposure and hedge exposure). The current strategy is designed to provide market-like exposure during normal markets and hedge-like exposure during severe market downturns. This Fund performance does not represent the performance of clients’ total portfolios.

*	Returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown represents past performance. The Fund changed its investment strategy on July 10, 2015. Performance results above includes the Fund’s performance using the prior strategy. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

**	Returns reflect fee waivers and/or expense reimbursements.

^	Amount is less than $1.00.

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Schedule of Investments	September 30, 2015

NUMBER OF SHARES		VALUE
EXCHANGE TRADED PRODUCTS — 12.29%
Exchange Traded Notes — 12.29%
158,250	iPath S&P 500 VIX Short-Term Futures ETN(a)	$4,051,200
	TOTAL EXCHANGE TRADED PRODUCTS (Cost $4,135,115)	4,051,200
SHORT TERM INVESTMENTS — 95.28%
Money Market Funds — 95.28%
31,421,162	Goldman Sachs Financial Square Funds-Government Fund Effective Yield, 0.03%(b)(c)	31,421,162
	TOTAL SHORT TERM INVESTMENTS (Cost $31,421,162)	31,421,162
	TOTAL INVESTMENTS — 107.57% (Cost $35,556,277)	35,472,362
	Liabilities in Excess of Other Assets — (7.57)%	(2,495,294)
	TOTAL NET ASSETS — 100.00%	$32,977,068

Percentages are stated as a percent of net assets.

(a)	Non-income producing security
(b)	Seven-day yield as of September 30, 2015.
(c)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Schedule of Open Futures Contracts	September 30, 2015

Description	Number of Contracts Purchased	Notional Value	Settlement Month	Unrealized Appreciation
E-mini S&P 500 Futures	119	11,356,765	Dec-15	$88,305
Total Open Futures Contracts				$88,305

See Notes to Financial Statements.

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Statement of Assets and Liabilities	September 30, 2015

ASSETS:
Investments, at value (Cost $35,556,277)	$35,472,362
Variation margin on futures	134,079
Income receivable	557
Receivable from Investment Advisor	265,274
Deposits with brokers for futures	602,140
Other assets	36,317
Total Assets	36,510,729
LIABILITIES:
Payable for deposits with brokers	27,721
Payable for fund shares redeemed	818
Payable for investment securities purchased	3,134,872
Accrued administration, accounting and shareholder servicing fees	14,129
Accrued legal fees	269,771
Accrued reports to shareholders	51,692
Accrued trustees’ fees and expenses	661
Other accrued expenses	33,997
Total Liabilities	3,533,661
Total Net Assets	$32,977,068
NET ASSETS CONSIST OF:
Capital stock	$352,880,001
Accumulated undistributed net investment loss	(78,746)
Accumulated undistributed net realized loss	(319,828,577)
Unrealized appreciation (depreciation) on:
Investments	(83,915)
Futures	88,305
Total Net Assets	$32,977,068
Shares Outstanding (unlimited shares of no par value authorized)	3,597,852
Net Asset Value, Per Share	$9.17

See Notes to Financial Statements.

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Statement of Operations	For the Year Ended September 30, 2015

INVESTMENT INCOME:
Interest income	$712
Total investment income	712
EXPENSES:
Legal fees	398,812
Administration, accounting and shareholder servicing fees	90,984
Management fees	65,930
Reports to shareholders	65,603
Audit and tax fees	36,663
Trustees’ fees and expenses	35,623
Federal and state registration fees	31,420
Insurance fees	13,509
Administrative service fees	12,211
Custody fees	5,833
Compliance fees	4,833
Miscellaneous fees	245
Total expenses before reimbursements	761,666
Expense reimbursements (See Note 2)	(677,729)
Net Expenses	83,937
Net Investment Loss	(83,225)
NET REALIZED AND UNREALIZED LOSS:
Net realized gain (loss) on:
Investments	(3,969,430)
Futures	(1,029,764)
Written Options	1,094,170
Total	(3,905,024)
Net change in unrealized appreciation (depreciation) on:
Investments	(508,865)
Futures	88,305
Written Options	142,350
Total	(278,210)
Net realized and unrealized loss	(4,183,234)
Net Decrease in Net Assets Resulting From Operations	$(4,266,459)

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Year Ended September 30, 2015	Year Ended September 30, 2014
OPERATIONS:
Net investment loss	$(83,225)	$(19,547)
Net realized loss on investments	(3,905,024)	(7,025,800)
Net change in unrealized appreciation (depreciation) on investments	(278,210)	453,300
Net decrease in net assets resulting from operations	(4,266,459)	(6,592,047)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	37,023,092	6,145,436
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(1,022,750)	(417,005)
Net increase in capital share transactions	36,000,342	5,728,381
Total Increase (Decrease) in Net Assets	31,733,883	(863,666)
NET ASSETS:
Beginning of year	1,243,185	2,106,851
End of year (including undistributed net investment loss of ($78,746) and ($14,904), respectively)	$32,977,068	$1,243,185

See Notes to Financial Statements.

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Financial Highlights

For a Fund share outstanding throughout each year

SAVOS DYNAMIC HEDGING FUND(1)

	Year Ended
	2015(2)	2014(3)	2013(4)	2012		2011(5)
Net Asset Value:
Beginning of year	$1,597.23	$9,539,550.00	$10,179,175,000	$4,105,350,825	(6)	$145,313,662,500	(6)
Operations:
Net investment loss	(1.43)	(165,795.19)	(182,201,750)	(4,422,550	)(6)	(17,068,850	)(6)
Net realized and unrealized loss on investment securities	(1,586.63)	(9,372,157.58)	(9,987,433,700)	(4,090,749,100	)(6)	(141,191,242,825	)(6)
Total from Operations	(1,588.06)	(9,537,952.77)	(10,169,635,450)	(4,095,171,650	)(6)	(141,208,311,675	)(6)
Net Asset Value:
End of year	$9.17	$1,597.23	$9,539,550	$10,179,175	(6)	$4,105,350,825	(6)
Total Return	(99.43)%	(99.98)%	(99.91)%	(99.75)%		(97.17)%
Supplemental Data and Ratios
Net assets; end of year (000’s)	$32,977	$1,243	$2,107	$3,444		$114,631
Ratio of net expenses to average net assets	1.53%	1.75%	1.75%	1.75%		1.75%
Ratio of expenses before expense reimbursement	13.86%	37.89%	22.64%	3.37%		2.95%
Ratio of net investment loss to average net assets	(1.52)%	(1.75)%	(1.75)%	(1.75)%		(1.74)%
Ratio of investment loss before expense reimbursement	(13.85)%	(37.89)%	(22.64)%	(3.37)%		(2.95)%
Portfolio turnover rate	1,664.00%	0.00%	0.00%	0.00%		0.00%
(1)	Per share amounts have been calculated by dividing the beginning and ending undistributed net investment loss by the average shares outstanding.
(2)	During the year ended September 30, 2015, the Fund effected the following reverse stock split: July 24, 2015, 1 for 14.62. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	During the year ended September 30, 2014, the Fund effected the following reverse stock splits: November 22, 2013, 1 for 500 and September 19, 2014, 1 for 500. All historical per share information has been retroactively adjusted to reflect these reverse stock splits.
(4)	During the year ended September 30, 2013, the Fund effected the following reverse stock split: February 22, 2013, 1 for 500. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(5)	During the year ended September 30, 2011, the Fund effected the following reverse stock split: May 20, 2011, 1 for 500. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(6)	These figures are represented in thousands.

See Notes to Financial Statements.

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Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Savos Dynamic Hedging Fund (formerly, Contra Fund) (“Fund”), a separate series of the Savos Investments Trust (“Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end management investment company.

The Fund seeks to partially offset extreme declines in the equity markets while also seeking to provide positive total returns in rising markets. The Fund is intended for use by asset managers, including AssetMark (the “Advisor”), to provide some measure of downside protection in the event that client assets, which are sensitive to movements in the equity markets, are exposed to significant loss of value as a result of a severe and sustained decline in the broad-based equity market. During periods of rising equity markets, the Fund seeks to participate in that market rise, net of the cost of any risk management protection.

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies.” The following is a summary of the significant accounting policies consistently followed by the Fund which are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

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Notes to Financial Statements (continued)

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation.

To assess the continuing appropriateness of security valuation, the Advisor regularly compares prior day prices with current day prices and transaction prices. When the comparison results exceed pre-defined thresholds, the Advisor challenges the prices exceeding tolerance levels with the pricing service or broker. Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that the Fund next calculates its net asset value will be valued at their fair value as determined by the Fund’s Valuation Committee under procedures adopted by the Board of Trustees (the “Board”).

Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the year. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Quoted prices in active markets for identical securities.

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

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Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Exchange Traded Products	$4,051,200	$—	$—	$4,051,200
Short Term Investments	31,421,162	—	—	31,421,162
Total Investments in Securities	$35,472,362	$—	$—	$35,472,362
Other Financial Instruments*
Futures	$88,305	$—	$—	$88,305
*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers into or out of Levels 1, 2, or 3 during the year. Transfers between levels are recognized at the end of the reporting period.

(b) Subsequent Events Evaluation. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date of issuance of the financial statements. There were no subsequent events that necessitated adjustments or disclosures to the financial statements.

(c) Option Contracts. Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the fair value of an option at the date of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a

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Notes to Financial Statements (continued)

security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

(d) Repurchase Agreements. The Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their fair value equals or exceeds the repurchase price plus accrued interest.

(e) Futures Contracts. The Fund may purchase and sell futures contracts, including those based on particular securities, securities indices, interest rates, debt obligations, foreign currencies and other financial instruments and indices.

Derivative Instruments and Hedging Activities

The Trust has adopted derivative instruments disclosure standards in order to enable investors to understand how and why the Trust uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Trust’s results of operations and financial position.

During normal market conditions, the Fund invests primarily in equity securities that broadly represent the U.S. equities market (including common stocks of companies of any size capitalization and exchange-traded products related to equity investments); derivative instruments related to the U.S. equities market (futures contracts, options and swaps on U.S. equity indexes and equity-related indexes such as the CBOE Volatility Index (the “VIX Index”)); and fixed-income securities (including money market and other short-term or variable-rate, high quality securities and related exchange-traded products). The Fund will invest in fixed-income securities that are investment grade (i.e., rated within one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or determined to be of comparable quality by AssetMark if the security is unrated). The fixed-income securities in which the

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Notes to Financial Statements (continued)

Fund invests may have maturities of any length. AssetMark will use one or more quantitative, rules-based methodologies to determine when to alter the Fund’s exposure to U.S. equity markets. These methodologies use statistical analysis of indicators related to securities or indices and the price of derivatives on securities or indices. The methodologies will not rely primarily on fundamental valuation ratios such as price-to-earnings. When AssetMark’s quantitative models indicate the increased likelihood of a significant downturn in the U.S. equity markets, the Fund will reduce its exposure to the U.S. equity markets and/or invest in instruments that provide short exposure to the U.S. equity markets. The Fund will obtain short exposure to the U.S. equity markets through the use of derivative instruments such as futures contracts, options and/or swaps or through the purchase of exchange-traded products that it believes may effectively hedge equity investments.

A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Fund. The Fund’s use of derivatives involves additional risks and transaction costs such as (i) the risk of adverse changes in the value of these instruments, (ii) the risk of imperfect correlation between the price of derivatives and movements in the price of the underlying securities or index, (iii) the fact that use of derivatives requires different skills than those needed to select portfolio securities, (iv) the risk of the possible absence of a liquid secondary market for a particular derivative at any moment in time, and (v) the risk of loss of assets posted by the Fund as collateral or margin in connection with its transactions in derivatives. The derivatives in which the Fund invests are subject to loss of value over time, and may have no value at the time of their expiration.

In July 2015, the Fund changed its investment strategy from hedge-focused (experiencing substantial losses in the absence of severe and sustained market declines) to dynamic (switching between market exposure and hedge exposure). The current strategy is designed to provide market-like exposure during normal markets and hedge-like exposure during severe market downturns.

19       Savos Investments Trust      |      2015 Annual Report

Notes to Financial Statements (continued)

During the year, prior to the investment strategy change on July 10, 2015, the Fund held a variety of domestic equity index put options, including both long and short positions. These put option positions were taken for the purpose of managing the Fund’s net sensitivity to changes in the value of the broad equity market, and thus to provide protection for Fund shareholders against periods of sustained and severe downturns in the broad equity market. During the year, episodes of significant equity market volatility increased the cost of the long put options commonly used in the Fund to achieve its fundamental hedging purpose. In reaction to that hedging cost increase, the Fund regularly took short positions in put options with strike prices that were further out-of-the-money than the strike prices of the long put options held in the Fund. This practice helped defray the costs of providing protection against downturns in the broad-based equity market.

Subsequent to the investment strategy change, the Fund held futures contracts which allowed the Fund to effectively hedge equity investments.

The following table provides information regarding the Fund’s use of derivatives as of and for the year ended September 30, 2015:

Statement of Assets and Liabilities - Values of Derivative Instruments as of September 30, 2015:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity Contracts - Futures*	Unrealized appreciation on futures contracts	$88,305	Unrealized depreciation on futures contracts	$—
*	Includes cumulative appreciation/depreciation as reported on the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Purchased Options*	Options Written	Futures Contracts
Equity Contracts	$(3,207,200)	$1,094,170	$(1,029,764)
*	Included in net change in unrealized appreciation (depreciation) on investments as reported on the Statement of Operations.

20       Savos Investments Trust      |      2015 Annual Report

Notes to Financial Statements (continued)

Change in Unrealized Appreciation on Derivatives Recognized in Income
	Purchased Options*	Options Written	Futures Contracts
Equity Contracts	$(424,950)	$142,350	$88,305
*	Included in net change in unrealized appreciation (depreciation) on investments as reported on the Statement of Operations.

The average monthly value outstanding of purchased and written options during the year ended September 30, 2015, were as follows:

Options	Savos Dynamic Hedging Fund
Purchased	$720,865
Written	$(212,500)

The average monthly notional amount outstanding of futures during the year ended September 30, 2015, was as follows:

Long Positions	Savos Dynamic Hedging Fund
Futures	$1,988,432

Offsetting Assets and Liabilities

The table below, as of September 30, 2015, discloses both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement (“Master Agreements”) as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities, except in the case of futures contracts.

The Fund is a party to International Swaps and Derivatives Association (“ISDA”) Master Agreements with certain counterparties that govern the over-the-counter derivative contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may

21       Savos Investments Trust      |      2015 Annual Report

Notes to Financial Statements (continued)

occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time.

				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received/ Pledged	Net Amount
Assets:
Futures — R.J. O’Brien	$88,305	$—	$88,305	$—	$—	$88,305

(f) Investment Transactions and Dividend Income. Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of investments are calculated by using the specific identification method.

(g) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal Income Taxes. It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each period. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Net Investment Income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect

22       Savos Investments Trust      |      2015 Annual Report

Notes to Financial Statements (continued)

on net assets or net asset value per share. The differences are primarily due to a net investment loss and expiring capital loss carryforwards. On the Statement of Assets and Liabilities, the following adjustments were made for the fiscal year ended September 30, 2015:

Increase/(Decrease) Capital Stock	$(50,973,336)
Increase/(Decrease) Accumulated net investment loss	$19,383
Increase/(Decrease) Accumulated net realized loss	$50,953,953

2.	Management Agreement, Administration Agreement, and Other Transactions

AssetMark acts as the Fund’s investment manager. The Fund pays AssetMark a management fee calculated at an annual rate of 1.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. AssetMark also provides certain administrative services to the Fund, pursuant to the Administrative Services Agreement between the Trust and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the Fund. The administrative services may include development and maintenance of a web-based software platform for both investment advisors and shareholders; creation of a customized full-color client quarterly performance review for each individual client; facilitating the initiation and setup of new account and related asset transfers; creation of quarterly performance reports for use by advisors and their clients reflecting a consolidated view of all Fund holdings beneficially owned by the client among various account registration types; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; monitoring and overseeing non-advisory relationships with entities providing services to the Fund, including the transfer agent and custodian; and facilitating the calculation and automated payment of fees by multiple client account registrations in a consolidated fashion to the client’s advisor. AssetMark has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (excluding any taxes, interest, brokerage fees, securities lending expense offset amounts, acquired fund fees and expenses, and non-routine expenses) do not exceed 1.50% (1.75% prior to the investment strategy change) of average daily net assets through January 31, 2017. During the year ended September 30, 2015, AssetMark reimbursed

23       Savos Investments Trust      |      2015 Annual Report

Notes to Financial Statements (continued)

$677,729 of management fees and other expenses to the Fund, pursuant to the Fund’s expense limitation agreement. After taking these waivers and expense reimbursements into account, the Fund’s annual operating expenses were 1.53% of average daily net assets. Any such waiver or reimbursement is subject to later adjustment to allow AssetMark to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that AssetMark shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the amount was waived or reimbursed. Waived expenses subject to potential recovery are as follows:

Year of Expiration	09/30/2018	09/30/2017	09/30/2016
Savos Dynamic Hedging Fund	$677,729	$403,893	$431,778

U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A. (“USB”), an affiliate of USBFS, provide administrative, accounting, transfer agency, shareholder servicing, dividend disbursing services and custody services to the Fund. For these services, besides custody, USBFS receives an annual fee, paid monthly, from the Fund. USB receives an annual fee, paid monthly, from the Fund for the custody services provided. Fees earned by USBFS and USB for the year ended September 30, 2015 can be found under the captions “Administration, accounting, and shareholder servicing fees” and “Custody fees” in the Statement of Operations.

Prior to the strategy change, AssetMark had entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC (“CSAM”). Pursuant to the sub-advisory agreement, CSAM was responsible for the day-to-day portfolio operations and investment decisions of the Fund. AssetMark, not the Fund, paid CSAM a sub-advisory fee of 0.85% of the Fund’s average daily net assets, subject to a minimum annual fee of $150,000.

AssetMark BrokerageTM, LLC (“Distributor”), an affiliate of the Advisor, serves as the Fund’s distributor and principal underwriter. The Fund did not pay any commissions or other compensation to the Distributor during the Fund’s most recent fiscal year ended September 30, 2015.

3.	Reverse Stock Split

During the year ended September 30, 2015, the Fund’s shares were adjusted to reflect one reverse stock split. The effect of this reverse stock split was to reduce the number of shares outstanding in the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value. All historical per share information

24       Savos Investments Trust      |      2015 Annual Report

Notes to Financial Statements (continued)

has been retroactively adjusted to reflect this reverse stock split. Set forth below are details regarding the reverse stock splits effected on July 24, 2015:

Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
7/24/15	1 for 14.62	$0.67	$9.80	33,561,208	2,295,568

During the year ended September 30, 2014, the Fund’s shares were adjusted to reflect two reverse stock splits. The effect of these reverse stock splits was to reduce the number of shares outstanding in the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value. All historical per share information has been retroactively adjusted to reflect these reverse stock splits. Set forth below are details regarding the reverse stock splits effected on November 22, 2013 and September 19, 2014:

Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
11/22/13	1 for 500	$0.35	$175.00	759,796	1,520
9/19/14	1 for 500	$0.14	$70.00	5,733,690	11,467

4.	Capital Shares

The Trust’s Declaration of Trust authorizes the Board of Trustees to issue shares without limitation as to numbers and without par value.

Transactions in shares of the Fund were as follows:

	Year Ended September 30, 2015	Year Ended September 30, 2014
Beginning Shares	11,379	805,697
Shares sold	35,073,854	5,801,189
Shares redeemed	(221,741)	(115,008)
Net share reduction due to 1 for 500 reverse stock splits [See Note 3]	—	(6,480,499)
Net share reduction due to 1 for 14.62 reverse stock split [See Note 3]	(31,265,640)	—
Ending Shares	3,597,852	11,379

25       Savos Investments Trust      |      2015 Annual Report

Notes to Financial Statements (continued)

5.	Option Contracts Written

The premium amount and number of option contracts written during the year ended September 30, 2015, were as follows:

	Amount of Premiums	Number of Contracts
Outstanding at 09/30/14	$383,150	300
Options written	1,250,000	750
Options expired	—	—
Options exercised	—	—
Options closed	(1,633,150)	(1,050)
Outstanding at 09/30/15	$—	—

6.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended September 30, 2015, are summarized below.

	Purchases	Sales
Savos Dynamic Hedging Fund	$36,353,668	$31,456,323

7.	New Accounting Pronouncements

In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to

26       Savos Investments Trust      |      2015 Annual Report

Notes to Financial Statements (continued)

categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

8.	Federal Income Tax Information & Distributions to Shareholders

The tax characterization of distributions for the Fund for the fiscal years ended September 30, 2015 and 2014, were as follows:

	Year Ended September 30, 2015	Year Ended September 30, 2014
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	—	—
Total distribution paid	$—	$—

The following information is computed on a tax basis for each item as of September 30, 2015:

Federal tax cost of securities	$35,556,277
Gross unrealized appreciation	$16,846
Gross unrealized depreciation	(100,761)
Net unrealized appreciation	$(83,915)
Undistributed ordinary income	—
Post-October capital loss	(3,605,469)
Late year ordinary loss*	(78,746)
Other accumulated loss	(316,134,803)
Total accumulated deficit	$(319,902,933)
*	The qualified late year ordinary loss is the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax treatment of futures.

27       Savos Investments Trust      |      2015 Annual Report

Notes to Financial Statements (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. The Act required that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized.

As of September 30, 2015, the Fund had the following pre-enactment and post-enactment capital loss carryforwards for federal income tax purposes:

	Amount	Expires September 30,
	$71,382,038	2016
	—	2017
	24,873,270	2018
	114,250,262	2019
Short Term Capital Loss Carryover	42,168,113	Indefinite
Long Term Capital Loss Carryover	63,461,120	Indefinite

To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. Utilization of the carryforwards will happen only if there are gains in the future. The amount of expired capital loss carryforwards for the year ended September 30, 2015 was $50,953,953.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Trust’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. The Trust is not subject to examination for tax years prior to 2012.

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Notes to Financial Statements (continued)

9.	Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

29       Savos Investments Trust      |      2015 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Savos Investments Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and open futures contracts, of Savos Investments Trust comprising Savos Dynamic Hedging Fund (the “Fund,” formerly known as Contra Fund), as of September 30, 2015, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the years ended prior to September 30, 2015, were audited by other auditors whose report dated November 25, 2014, expressed an unqualified opinion on those statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Savos Dynamic Hedging Fund as of September 30, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 25, 2015

30       Savos Investments Trust      |      2015 Annual Report

Additional Information (unaudited)

1.	Disclosure Regarding Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling AssetMark, Inc. (“AssetMark”) at 1-888-278-5809.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees:
David M. Dunford Year of Birth: 1949 c/o Savos Investments Trust 1655 Grant Street 10th Floor, Concord, CA 94520	Lead Independent Trustee	Indefinite term since 2015	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	17	Trustee, GPS Funds I (2013-present); Trustee, GPS Funds II (2011-present); Director, New England Bancorp (2006-present); Trustee, Genworth Variable Insurance Trust (“GVIT”) (2008-2012); Director, Hospice and Palliative Care of Cape Cod (2006-2011).
Paul S. Feinberg Year of Birth: 1942 c/o Savos Investments Trust 1655 Grant Street 10th Floor, Concord, CA 94520	Independent Trustee	Indefinite term since 2015	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker- dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005).	17	Trustee, GPS Funds I (2013-present); Trustee, GPS Funds II (2011-present); Trustee, GVIT (2008-2012).

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Additional Information (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Dennis G. Schmal Year of Birth: 1947 c/o Savos Investments Trust 1655 Grant Street 10th Floor, Concord, CA 94520	Independent Trustee	Indefinite term since 2015	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	17	Trustee, GPS Funds I (2007-present); Trustee, GPS Funds II (2013-present); Director, Blue Calypso, Inc. (2015-present); Director, Owens Realty Mortgage Inc. (2013-present); Director, Cambria ETF Series Trust (2013-present) Director, Sitoa Global Inc. (2011- 2013); Director, Wells Fargo ASGI Hedge Funds (closed-end hedge funds) (2008- present); Director/Chairman, Pacific Metrics Corp. (educational services) (2005- 2014); Director, Merriman Holdings, Inc. (financial services) (2003-present); Director, Grail Advisors ETF Trust (2009-2011); Director, Varian Semiconductor Equipment Associates, Inc. (2004-2011); Director, North Bay Bancorp (2006-2007).

32       Savos Investments Trust      |      2015 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:
Carrie E. Hansen* Year of Birth: 1970 c/o Savos Investments Trust 1655 Grant Street 10th Floor, Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite term since 2014 Renewed 1-Year term since 2008	President, GPS Funds I (2007 to present) and GPS Funds II (2011 to present); President, Savos Investments Trust (“Savos”) (2008 to present); President, GVIT (2008 to 2012); Executive Vice President and Chief Operating Officer, AssetMark (2008 to present); President, AssetMark BrokerageTM, LLC (2014 to present).	17	Trustee, GPS Funds I and GPS Funds II (2014 to present); Chairperson, AssetMark Trust Co. (2008 to present). Director, Lamorinda Soccer Club (2011 to 2013);
*	Ms. Hansen is a trustee who is an “interested person” of the Trust as defined in the 1940 Act because she is an officer of AssetMark and certain of its affiliates.

33       Savos Investments Trust      |      2015 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers:
John Koval Year of Birth: 1966 c/o Savos Investments Trust 1655 Grant Street 10th Floor, Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2013 to present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (September 2012 to January 2013); Senior Compliance Officer, AssetMark (2011 to 2012); Chief Operating Officer, SEAL Capital, Inc. (2009 to 2010); Chief Compliance Officer, Cliffwood Partners LLC (2004 to 2009).
Patrick R. Young Year of Birth: 1982 c/o Savos Investments Trust 1655 Grant Street 10th Floor, Concord, CA 94520	Treasurer	Renewed 1-Year term since 2014	Treasurer, GPS Funds I, GPS Funds II and Savos (May 2014 to present); Manager of Fund Administration, AssetMark (May 2014 to present); Senior Fund Administration Officer, AssetMark (2008 to May 2014).
Christine Villas-Chernak Year of Birth: 1968 c/o Savos Investments Trust 1655 Grant Street 10th Floor, Concord, CA 94520	Secretary	Renewed 1-Year term since 2014	Secretary, GPS Funds I (2006 to 2013 and May 2014 to present), GPS Funds II (2011 to 2013 and May 2014 to present), Savos (2009 to 2010 and May 2014 to present) and GVIT (2008 to 2010); Deputy Chief Compliance Officer, GPS Funds I (2009 to present), GPS Funds II (2011 to present) and GVIT (2009 to 2012); Senior Compliance Officer, AssetMark (2005 to 2009).
Regina M. Fink Year of Birth: 1956 c/o Savos Investments Trust 16501 Ventura Boulevard Suite 201 Encino, CA 91436	Assistant Secretary Vice President	Renewed 1-Year term since 2009 Renewed 1-Year term since 2004	Vice President, Senior Counsel and Secretary, AssetMark (2008 to present); Vice President, Senior Counsel and Secretary, Savos Investments (2002 to 2008).

34       Savos Investments Trust      |      2015 Annual Report

Additional Information (unaudited) (continued)

2.	Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to the Fund’s portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

3.	Availability of Quarterly Portfolio Holdings Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling 1-888-278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800- SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

4.	Change in Independent Registered Public Accounting Firm

KPMG LLP was previously the independent registered public accounting firm for Savos Investments Trust (the “Trust”). Effective September 9, 2015, that firm resigned and was replaced by Cohen Fund Audit Services, Ltd. (“Cohen”) Cohen’s appointment as the independent registered public accounting firm for Savos Investments Trust was recommended by the audit committee of the board of trustees and approved by the full board. The change in the Trust’s independent registered public accounting firm was part of an effort by the audit committee of the board of trustees to increase operational efficiencies by using the same independent registered public accounting firm for the various investment companies over seen by the board of trustees, including the Trust.

During the two fiscal years ended September 30, 2014, and the subsequent interim period through September 9, 2015, there were no: (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not

35       Savos Investments Trust      |      2015 Annual Report

Additional Information (unaudited) (continued)

resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

The audit reports of KPMG LLP on the financial statements of Savos Investments Trust as of and for the years ended September 30, 2014 and September 30, 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

5.	Special Meeting of Shareholders

A special meeting (the “Shareholder Meeting”) of shareholders of the Fund was held on June 30, 2015. The purpose of the Shareholder Meeting was to vote on a proposal to elect a Board of Trustees. The results of the voting at the Shareholder Meeting are as follows:

Proposal: To elect a Board of Trustees.

Trustee	For	Withheld
David M. Dunford	326,577	834
Paul S. Feinberg	326,377	1,034
Dennis G. Schmal	326,577	834
Carrie E. Hansen	326,577	834

36       Savos Investments Trust      |      2015 Annual Report

Savos Investments Trust

Savos Dynamic Hedging Fund

The Fund is a separate investment fund of Savos Investments Trust, a Delaware statutory trust.

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

A Statement of Additional Information, which includes additional information about the Fund’s Trustees, is available, without charge, upon request to AssetMark, Inc., at 1-888-278-5809.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of the shareholders of the Savos Investments Trust — Savos Dynamic Hedging Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

DISTRIBUTOR

AssetMark BrokerageTM, LLC

1655 Grant Street,

10th Floor

Concord, CA 94520

Member FINRA

INVESTMENT ADVISOR

AssetMark, Inc.

1655 Grant Street

10th Floor

Concord, CA 94520

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue,

Suite 800

Cleveland, OH 44115

TRANSFER AGENT, FUND ACCOUNTANT AND FUND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

SAVOS INVESTMENTS TRUST_ANNUAL 093015

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report that apply to the registrant’s principal executive officer or principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report to the registrant’s principal executive officer or principal financial officer.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dennis Schmal is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended September 30, 2015, the registrant’s principal accountant billed the registrant $17,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended September 30, 2014, the registrant’s principal accountant billed the registrant $28,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

For the fiscal year ended September 30, 2015, the registrant’s principal accountant billed the registrant $5,000 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended September 30, 2014, the registrant’s principal accountant billed the registrant $5,310 for professional services rendered for tax compliance, tax advice and tax planning.

(d)	All Other Fees

None.

(e)(1)	The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.

(e)(2)	There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended September 30, 2015 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2015 and September 30, 2014, was $0 and $0, respectively.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Savos Investments Trust

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date 11/25/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date 11/25/2015

By (Signature and Title)	/s/ Patrick R. Young
Patrick R. Young, Principal Financial Officer/Treasurer

Date 11/17/2015